Marketable Securities:	6 Months Ended
Jun. 30, 2013
Marketable Securities: [Abstract]
Marketable Securities:

Note 5.          Marketable Securities:

	June 30,	December 31,
	2013	2012
Fair value at beginning of year	$723,449	$892,271
Acquisitions	-	101,482
Dispositions, at cost	-	(6,272)
Realized gain	-	(7,373)
Unrealized loss	(243,918)	(256,659)
Fair value at balance sheet date	$479,531	$723,449

The Company's marketable securities are classified as available-for-sale and are recorded at quoted market value with gains and losses recorded within other comprehensive income until realized. Realized gains and losses are based on the average cost method. In 2012, declines in the fair value of certain securities were determined to be other than temporary and as a result the Company recognized an impairment loss of $433,973. As of June 30, 2013 and December 31, 2012, marketable securities had a cost basis of $511,766.